UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 23, 2024

CLEARSIGN TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in Charter)

Delaware	001-35521	26-2056298
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employee Identification No.)

8023 E. 63rd Place, Suite 101

Tulsa, Oklahoma 74133

(Address of Principal Executive Offices)

(918) 236-6461

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CLIR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of April 24, 2024 (the “Effective Date”), David M. Maley was appointed to the board of directors (the “Board”) of ClearSign Technologies Corporation (the “Company”), upon recommendation of the Board’s Nominating and Corporate Governance Committee, to fill the vacancy created by Mr. DiElsi’s resignation.

As an independent director, Mr. Maley has also been appointed to serve as a member of the Board’s Audit & Risk Committee.

Mr. Maley, age 63, brings forty years of broad investment experience with more than half of that period focused on micro-cap equity research and portfolio management. Mr. Maley currently serves as the Chief Investment Officer and Chief Compliance Officer of 1102 Partners, LLC, a family office, and investment advisory firm founded by Mr. Maley in 2021. Prior to his current role, Mr. Maley served as a Senior Vice President at Ariel Investments, where he was Lead Portfolio Manager for the Ariel Micro-Cap Value Product fund and the Ariel Small-Cap Deep Value Product fund. During that time, he was named a “Micro-Cap Superstar” in a 2014 Red Chip Review publication. Mr. Maley also took on management of the domestic trading team at Ariel Investments and chaired the Trade Oversight Committee during his tenure at Ariel Investments. Prior to Ariel Investments, Mr. Maley founded and ran Maple Hill Capital Management and served as a Vice President and Senior Portfolio Manager for ultra-high net worth clients at Harris Bank. Mr. Maley began his career in institutional equity sales at Goldman Sachs. He received an MBA from the University of Chicago Booth School Of Business and a BBA in finance from the University Of Notre Dame.

In connection with his appointment, Mr. Maley received an offer letter from the Company, dated as of April 23, 2024 and effective as of the Effective Date (the “Offer Letter”), setting forth the terms of Mr. Maley’s services as a director and his compensation arrangement, which he accepted. Pursuant to the Offer Letter and in accordance with the Company’s director compensation policies, Mr. Maley will be granted restricted stock units (“RSUs”) under the Company’s 2021 Equity Incentive Plan on the first day of every quarter that Mr. Maley serves on the Board (each, a “Grant Date”), in an amount of $15,000 for serving as a member of the Board and $1,875 for serving as a member of the Audit Committee payable on each Grant Date during Mr. Maley’s term of service, with the value of the applicable RSUs determined at the applicable Grant Date. The initial grant amount of RSUs upon Mr. Maley’s appointment will be pro-rated for the portion of the quarter ending June 30, 2024 during which Mr. Maley serves on the Board.

The foregoing description of the Offer Letter does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the Offer Letter, which is included as Exhibit 10.1 to this Current Report on Form 8-K (this “Form 8-K”).

In connection with his appointment, Mr. Maley also entered into the Company’s standard form of indemnification agreement, the form of which was filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on November August 14, 2023.

There are no arrangements or understandings between Mr. Maley and any other person pursuant to which he was selected as a director. There are no family relationships between Mr. Maley and any of our officers and directors and there is no transaction between the Company and Mr. Maley that is required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

A copy of the Company’s press release announcing Mr. Maly’s’s appointment described in Item 5.02 is being furnished as Exhibit 99.2 to this Form 8-K. The information in this Item 7.01 of this Form 8-K, including Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in any such filing.

Item 8.01	Other Events.

On April 23, 2024, the Company issued a press release announcing the closing of its previously announced (i) underwritten public offering, pursuant to which the Company issued 4,620,760 shares of its common stock, par value $0.0001 per share (the “Common Stock”), and accompanying redeemable warrants to purchase up to 4,620,760 shares of Common Stock; and (ii) concurrent private placement, pursuant to which the Company issued 2,249,763 shares of Common Stock, pre-funded warrants to purchase up to 3,155,642 shares of Common Stock and accompanying redeemable warrants to purchase up to 8,108,106 shares of Common Stock; resulting in gross proceeds of approximately $9.3 million to the Company.

A copy of such press release is furnished as Exhibit 99.1 to this Form 8-K. The information in this Item 8.01 of this Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*	David Maley’s Offer Letter, dated April 23, 2024.
10.2**	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.1 of the Quarterly Report on Form 10-Q filed with the SEC on August 14, 2023).
99.1***	Press Release, dated April 23, 2024.
99.2***	Press Release, dated April 24, 2024.
104*	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Filed herewith.

** Previously filed.

*** Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 24, 2024

CLEARSIGN TECHNOLOGIES CORPORATION

By:	/s/ Colin James Deller
Name:	Colin James Deller
Title:	Chief Executive Officer